Exhibit 10.1

June 27, 2006

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements (Form S-8 File No. 333-118897 and File No. 333-113420 and Form F-3 File No. 333-111019 and File No. 333-119998 and File No. 333-126257) of Pointer Telocation Systems Ltd. of our report dated March 1, 2006, relating to the consolidated financial statements of Pointer Telocation Systems Ltd. included in the Annual Report on Form 20-F for the year ended December 31, 2005 filed with the Securities and Exchange Commission on June 27, 2006.

Kost Forer Gabbay & Kasierer, A member of Ernst & Young Global

Tel Aviv, Israel